Filed under Rule 497(e)

Registration No. 333-53589

VALIC COMPANY II

Supplement to the Prospectus dated January 1, 2015

Effective immediately, in the section titled “FUND SUMMARY” for the Aggressive Growth Lifestyle Fund under the heading “Fees and Expenses of the Fund,” the Annual Fund Operating Expenses disclosure is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.75%
Total Annual Fund Operating Expenses	0.89%
Expense Reimbursement	0.04%
Total Annual Fund Operating Expenses After Expense Reimbursement(1) (2)	0.85%

(1)	The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the annual report, which reflects the net operating expenses of the Fund (0.10%) and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.
(2)	The adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2015, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.10%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

In the section titled “FUND SUMMARY” for the High Yield Bond Fund under the heading “Investment Adviser,” the portfolio manager disclosure for Wellington Management Company LLP is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Christopher A. Jones, CFA	2009	Senior Managing Director and Fixed-Income Portfolio Manager

In the section titled “MANAGEMENT,” the first paragraph of disclosure for SunAmerica Asset Management, LLC is deleted in its entirety and replaced with the following:

SAAMCo is organized as a Delaware limited liability company and is an indirect, wholly-owned subsidiary of AIG. SAAMCo’s primary focus has been on the management, in either an advisory or sub-advisory capacity of Investment Company Act of 1940 Act-registered product. As of September 30, 2014, SAAMCo managed, advised and/or administered more than $69.9 billion in assets.

Please retain this supplement for future reference.

Dated: January 14, 2015